UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/22/2007

Atlas Energy Resources, LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  1-33193

Delaware	75-3218520
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

311 Rouser Road
Moon Township, PA 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On January 22, 2007, the Compensation Committee of Atlas America, Inc. adopted forms of phantom unit grant agreement, non-employee director grant agreement, unit award agreement and option grant agreement to evidence unit awards which may be made pursuant to the Atlas Energy Resources Long-Term Incentive Plan.

Item 9.01.    Financial Statements and Exhibits

(d) The exhibits furnished as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy Resources, LLC

Date: January 22, 2007	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Form of Unit Award Agreement
EX-99.2	Form of Non-Employee Director Grant Agreement
EX-99.3	Form of Phantom Unit Grant Agreement
EX-99.4	Form of Option Grant Agreement